UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

BlackRock Total Emerging Markets Fund

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2019

Date of reporting period: 10/31/2019

Item 1 – Report to Stockholders

OCTOBER 31, 2019

2019 Annual Report

BlackRock FundsSM

•	BlackRock Total Emerging Markets Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended October 31, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as influential central banks shifted toward accommodative monetary policy, which led to broad-based optimism that a near-term recession could be averted.

After the dust settled, equity and bond markets posted mixed returns while weathering significant volatility. U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets and U.S. small cap — posted modest negative returns.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, proved to be an effective ballast for diversified investors. Investment-grade and high-yield corporate bonds posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide variety of risks were brought to bear on markets, including rising interest rates, slowing global growth, and heightened trade tensions. Volatility also rose in emerging markets, as the appreciating U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. Despite an economic slowdown in Europe and ongoing uncertainty about Brexit, European equities posted a modest positive return.

As equity performance faltered and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted away from policies designed to decrease inflation in favor of renewed efforts to stimulate economic activity. The Fed left interest rates unchanged in January 2019, then reduced interest rates three times thereafter, starting in July 2019. Similarly, the Fed took measures to support liquidity in short-term lending markets. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

We continue to expect a slowing expansion with additional room to run. Despite a sharp slowdown in trade and manufacturing across the globe, U.S. consumers continued to spend at a relatively healthy pace, benefiting from the lowest unemployment rate in 50 years and rising wages. However, trade disputes and the resulting disruptions in global supply chains, as well as geopolitical tensions, particularly in the Middle East, continued to have a negative impact on global growth.

Overall, we favor reducing investment risk due to rising economic uncertainty. We believe U.S. equities remain relatively attractive, but we are shifting to a more cautious stance by emphasizing factors that seek lower-volatility and higher-quality stocks. In fixed income, government bonds continue to be important portfolio stabilizers, while emerging market bonds offer relatively attractive income opportunities.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	4.16%	14.33%
U.S. small cap equities (Russell 2000® Index)	(1.09)	4.90
International equities (MSCI Europe, Australasia, Far East Index)	3.35	11.04
Emerging market equities (MSCI Emerging Markets Index)	(1.67)	11.86
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.21	2.40
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	8.17	15.85
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.71	11.51
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.52	9.07
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.69	8.38
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of October 31, 2019	BlackRock Total Emerging Markets Fund

Investment Objective

BlackRock Total Emerging Markets Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended October 31, 2019, the Fund outperformed its custom blended benchmark, MSCI Emerging Markets Index (60%)/JPMorgan Emerging Markets Bond Index Plus (40%).

What factors influenced performance?

While the past 12 months were characterized by elevated volatility and periods of depressed investor sentiment, emerging market stocks and bonds each finished with robust, double-digit returns. The Fund capitalized on this favorable environment, with strength in both its equity and fixed income allocations playing a role in its outperformance.

On the equity side, the Fund’s stock selection model successfully navigated the evolving investment backdrop. Macro thematic signals were additive, led by a country selection model. The insight led to overweight positions to Russian energy and Taiwan technology stocks, both of which were relative outperformers. Sentiment-based stock selection insights also performed well amid the market’s rotations. A recently added signal that identifies institutional investor interest based on company management team meeting activity added value by leading to underweights across Asia, particularly in China and South Korea. Signals that seek to capture sentiment among informed market participants contributed, as well. Conversely, the portfolio’s trend-based strategies lagged amid extreme factor volatility. A recently added local China A-Shares model also detracted from results due to volatility associated with headlines on trade. Signals that take a traditional approach to capturing value detracted, as well.

In the bond portfolio, positions in select developed market issues with a large portion of their revenues in the emerging markets — such as Amazon.com, Inc. and Microsoft Corp. — were key contributors. Domestic corporate bonds tend to have above-average interest rate sensitivity, which was a positive at a time of robust market performance. Positions in local currency bonds were also additive, led by select holdings in Chile and Indonesia. A preference for higher-quality, hard-currency sovereign debt was a further contributor, highlighted by overweight positions in Russia and Mexico. On the negative side, Venezuela and Argentina were notable detractors in the hard-currency portfolio.

The Fund used total return swaps (a form of derivatives) to gain exposure to certain emerging equity markets. Since the Fund used derivatives as a means to achieve exposure to these markets in a more efficient manner than investing directly in equities, this aspect of its approach did not have an effect on relative performance. Since derivatives require less cash to achieve sufficient exposure than owning the underlying instruments, the Fund held a significant weighting in cash. Given that the Fund achieved its desired exposures through the use of derivatives, the cash position had no material impact on Fund performance.

Describe recent portfolio activity.

The Fund maintained a balanced allocation of risk across all major return drivers in its equity portfolio, while adding a number of new signals to its stock selection model. In fixed income, the Fund closed out its positions in developed market corporate bonds. Given the decline in prevailing yields, the investment adviser saw little further upside in this area.

Describe portfolio positioning at period end.

Russia was the largest overweight in the equity portfolio, primarily through holdings in communication services stocks. This position reflected the investment adviser’s belief that these companies offered attractive fundamentals relative to their emerging market peers. The Fund was overweight in Poland, predominantly though the financial sector, due in part to the country’s increased export competitiveness. South Korea was the largest underweight due to the negative outlook for reforms and the country’s weak export competitiveness. China remained a small underweight, driven in part by declining policy accommodation.

Within fixed income, the Fund maintained a preference for local currency debt through positions in Chile and Malaysia. The Fund’s high-quality sovereign bond allocation was overweight in higher-quality issuers such as Russia and Hungary, and it was underweight in Turkey.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	BlackRock Total Emerging Markets Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(c)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in equity and debt instruments and related derivative instruments issued by, or tied economically to, companies or other issuers located in emerging markets.

(d)

A customized weighted index comprised of the returns of the MSCI Emerging Markets Index (60%) and the JPMorgan Emerging Markets Bond Index Plus (40%). The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets and consists of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. JPMorgan Emerging Markets Bond Index Plus is a market capitalization-weighted index that tracks returns for actively traded external debt instruments in emerging markets.

Performance Summary for the Period Ended October 31, 2019

		Average Annual Total Returns (a)
		1 Year		5 Year		Since Inception (b)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	0.21%	14.33%	N/A	2.39%	N/A	1.73%	N/A
Investor A	0.11	14.20	8.21%	2.14	1.05%	1.48	0.64%
Investor C	(0.32)	13.22	12.22	1.37	1.37	0.72	0.72
MSCI Emerging Markets Index (60%)/JPMorgan Emerging Markets Bond Index Plus (40%)	0.61	11.72	N/A	3.55	N/A	2.92	N/A
MSCI Emerging Markets Index	(1.67)	11.86	N/A	2.93	N/A	2.41	N/A
JPMorgan Emerging Markets Bond Index Plus	3.80	10.98	N/A	3.96	N/A	3.26	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees.

(b)	The Fund commenced operations on May 16, 2013.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of October 31, 2019 (continued)	BlackRock Total Emerging Markets Fund

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,002.10	$4.29	$1,000.00	$1,020.92	$4.33	0.85%
Investor A	1,000.00	1,001.10	5.55	1,000.00	1,019.66	5.60	1.10
Investor C	1,000.00	996.80	9.31	1,000.00	1,015.88	9.40	1.85

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on Page 7 for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Percent of Total Investments
Foreign Agency Obligations	51%
Short-Term Securities	41
Investment Companies	4
Common Stocks	3
Corporate Bonds	1

GEOGRAPHIC ALLOCATION

	Percentage of Total Investments (a)
	Long	Short	Total
China	18%	—	18%
Russia	9	—	9
Taiwan	8	—	8
Mexico	7	—	7
South Korea	6	—	6
Brazil	6	—	6
Turkey	5	—	5
Indonesia	5	—	5
United States	5	—	5
South Africa	5	—	5
Poland	4	—	4
Colombia	3	—	3
Philippines	3	—	3
Argentina	2	—	2
Chile	2	—	2
Peru	2	—	2
Hungary	2	—	2
Malaysia	2	—	2
Panama	1	—	1
Ukraine	1	—	1
Romania	1	—	1
United Kingdom	1	—	1
Others(b)	2	—	2

(a)	Total investments include the gross notional values of long and short equity securities of the underlying derivative contracts utilized by the Fund and exclude short-term securities.
(b)	Includes holdings within countries representing 1% or less of long-term investments. Please refer to the Consolidated Schedule of Investments for such countries.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on page 5 assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waivers and/or reimbursements, the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver may be reduced or discontinued at any time. With respect to the Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on page 6 (which is based on a hypothetical investment of $1,000 invested on May 1, 2019 and held through October 31, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	7

Consolidated Schedule of Investments October 31, 2019	BlackRock Total Emerging Markets Fund (Percentages shown are based on Net Assets)

Security		Shares	Value

Common Stocks — 3.0%

China — 3.0%
Anhui Conch Cement Co. Ltd., Class A		284,800	$1,702,700
Bank of Shanghai Co. Ltd., Class A		376,000	497,274
Guotai Junan Securities Co. Ltd., Class A		306,300	740,460
Industrial Securities Co. Ltd., Class A		473,700	428,227
Shanghai Pudong Development Bank Co. Ltd., Class A		239,500	424,626
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A		5,900	149,011
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A		598,500	496,240

			4,438,538

Total Common Stocks — 3.0% (Cost — $4,272,842)			4,438,538

		Par (000)

Corporate Bonds — 0.8%

British Virgin Islands — 0.1%
China Great Wall International Holdings III Ltd., 2.63%, 10/27/21	USD	200	199,312

Chile — 0.1%
Banco del Estado de Chile, 4.13%, 10/07/20		100	101,813

China — 0.3%
China Minmetals Corp.(5 year CMT + 4.72%), 3.75%(a)(b)		200	201,000
Sinochem Overseas Capital Co. Ltd., 4.50%, 11/12/20		100	102,219
Sinopec Group Overseas Development 2013 Ltd., 4.38%, 10/17/23		200	214,043

			517,262

Malaysia — 0.2%
Petroliam Nasional Bhd, 7.63%, 10/15/26		100	131,560
Petronas Capital Ltd., 7.88%, 05/22/22		150	170,484

			302,044

Philippines — 0.1%
Power Sector Assets & Liabilities Management Corp., 7.39%, 12/02/24		100	124,531

Total Corporate Bonds — 0.8% (Cost — $1,203,817)			1,244,962

Foreign Agency Obligations — 48.6%

Argentina — 2.5%
Argentine Republic Government International Bond:
6.88%, 04/22/21		700	315,656
5.63%, 01/26/22		600	253,688
7.50%, 04/22/26		1,350	567,844
6.88%, 01/26/27		3,000	1,184,062
6.63%, 07/06/28		150	58,734
8.28%, 12/31/33		624	317,025
7.13%, 07/06/36		350	136,828
3.75%, 12/31/38(c)		1,300	522,438
7.63%, 04/22/46		450	181,125
7.13%, 06/28/17		500	200,625

			3,738,025

Security		Par (000)	Value

Brazil — 3.5%
Brazilian Government International Bond:
4.88%, 01/22/21	USD	600	$620,250
2.63%, 01/05/23		500	501,250
4.25%, 01/07/25		600	635,437
6.00%, 04/07/26		440	511,088
4.63%, 01/13/28		600	641,625
7.13%, 01/20/37		500	642,969
5.63%, 01/07/41		300	336,844
5.00%, 01/27/45		700	728,219
5.63%, 02/21/47		500	562,187

			5,179,869

Chile — 2.2%
Bonos del Banco Central de Chile en UF, 3.00%, 03/01/22	CLP	2,090,869	3,026,215
Chile Government International Bond, 3.13%, 01/21/26	USD	200	211,000

			3,237,215

Colombia — 3.1%
Colombia Government International Bond:
4.38%, 07/12/21		400	414,625
2.63%, 03/15/23		200	201,438
4.00%, 02/26/24		200	211,812
8.13%, 05/21/24		100	123,750
4.50%, 01/28/26		400	438,250
3.88%, 04/25/27		600	638,625
7.38%, 09/18/37		400	568,000
6.13%, 01/18/41		400	518,875
5.63%, 02/26/44		400	497,125
5.00%, 06/15/45		900	1,049,344

			4,661,844

Hungary — 2.0%
Hungary Government International Bond:
6.38%, 03/29/21		650	689,000
5.38%, 02/21/23		498	545,310
5.75%, 11/22/23		400	452,125
5.38%, 03/25/24		600	676,312
7.63%, 03/29/41		300	492,844
MFB Magyar Fejlesztesi Bank Zrt, 6.25%, 10/21/20		200	207,000

			3,062,591

Indonesia — 5.5%
Indonesia Government International Bond:
4.88%, 05/05/21		300	311,531
3.75%, 04/25/22		400	412,625
3.38%, 04/15/23		400	410,875
5.88%, 01/15/24		400	450,750
4.13%, 01/15/25		400	425,500
4.75%, 01/08/26		400	441,750
4.35%, 01/08/27		400	435,875
7.75%, 01/17/38		400	598,500
5.25%, 01/17/42		400	478,125
4.63%, 04/15/43		300	334,875
6.75%, 01/15/44		400	571,500
5.13%, 01/15/45		400	476,750
5.95%, 01/08/46		200	265,250
5.25%, 01/08/47		400	489,500
Indonesia Treasury Bond, 7.00%, 05/15/27	IDR	23,913,000	1,728,271
Perusahaan Penerbit SBSN Indonesia III:
3.40%, 03/29/22	USD	200	204,250
4.35%, 09/10/24		200	214,438

			8,250,365

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Total Emerging Markets Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Kazakhstan — 0.2%
Kazakhstan Government International Bond, 5.13%, 07/21/25	USD	200	$226,800

Malaysia — 0.1%
Export-Import Bank of Malaysia Bhd, 2.48%, 10/20/21		200	200,250

Mexico — 6.5%
Mexican Udibonos, 4.50%, 12/04/25	MXN	30,443	1,705,207
Mexico Government International Bond:
3.63%, 03/15/22	USD	500	517,031
4.00%, 10/02/23		800	848,250
3.60%, 01/30/25		400	420,125
4.13%, 01/21/26		600	642,562
4.15%, 03/28/27		600	642,375
6.75%, 09/27/34		300	407,625
6.05%, 01/11/40		600	767,250
4.75%, 03/08/44		800	874,500
5.55%, 01/21/45		550	669,797
4.60%, 01/23/46		600	642,750
4.35%, 01/15/47		400	415,750
4.60%, 02/10/48		400	433,125
5.75%, 10/12/10		600	699,750

			9,686,097

Panama — 1.5%
Panama Government International Bond:
4.00%, 09/22/24		200	214,188
7.13%, 01/29/26		350	439,578
3.88%, 03/17/28		400	435,500
9.38%, 04/01/29		100	153,063
6.70%, 01/26/36		500	705,000
4.30%, 04/29/53		200	232,312

			2,179,641

Peru — 1.3%
Peruvian Government International Bond:
7.35%, 07/21/25		400	507,500
4.13%, 08/25/27		200	224,312
6.55%, 03/14/37		300	438,844
5.63%, 11/18/50		500	732,656

			1,903,312

Philippines — 3.1%
Philippine Government International Bond:
4.00%, 01/15/21		300	307,312
4.20%, 01/21/24		200	216,688
5.50%, 03/30/26		200	238,375
9.50%, 02/02/30		450	724,219
7.75%, 01/14/31		500	742,031
6.38%, 01/15/32		300	409,031
6.38%, 10/23/34		400	567,250
5.00%, 01/13/37		200	256,125
3.95%, 01/20/40		400	459,875
3.70%, 03/01/41		200	225,063
3.70%, 02/02/42		400	451,125

			4,597,094

Poland — 0.8%
Poland Government International Bond:
5.13%, 04/21/21		500	521,875
3.00%, 03/17/23		300	309,094
3.25%, 04/06/26		400	426,875

			1,257,844

Security		Par (000)	Value

Romania — 1.0%
Romanian Government International Bond:
4.38%, 08/22/23	USD	800	$854,250
4.88%, 01/22/24		400	440,750
6.13%, 01/22/44		200	260,187

			1,555,187

Russia — 5.0%
Russian Foreign Bond — Eurobond:
5.00%, 04/29/20		300	304,200
4.50%, 04/04/22		400	420,800
4.88%, 09/16/23		800	878,000
4.75%, 05/27/26		600	660,000
4.25%, 06/23/27		600	643,800
7.50%, 03/31/30(c)		1,709	1,959,436
5.63%, 04/04/42		600	741,600
5.88%, 09/16/43		200	255,250
5.25%, 06/23/47		1,400	1,673,000

			7,536,086

South Africa — 2.8%
Republic of South Africa Government International Bond:
5.50%, 03/09/20		300	303,375
5.88%, 05/30/22		100	107,688
4.67%, 01/17/24		300	313,031
5.88%, 09/16/25		200	217,937
4.88%, 04/14/26		200	206,125
4.30%, 10/12/28		500	482,625
5.38%, 07/24/44		200	191,938
5.00%, 10/12/46		200	183,500
South Africa Government Bond — CPI Linked, 5.50%, 12/07/23	ZAR	29,476	2,135,606

			4,141,825

South Korea — 1.4%
Inflation Linked Korea Treasury Bond, 1.13%, 06/10/23	KRW	2,436,522	2,157,092

Turkey — 4.4%
Turkey Government International Bond:
7.00%, 06/05/20	USD	450	460,406
5.63%, 03/30/21		400	409,750
5.13%, 03/25/22		200	202,188
6.25%, 09/26/22		500	517,500
3.25%, 03/23/23		250	237,500
5.75%, 03/22/24		500	504,063
7.38%, 02/05/25		650	697,937
4.25%, 04/14/26		200	182,250
4.88%, 10/09/26		500	468,906
6.00%, 03/25/27		400	396,875
11.88%, 01/15/30		300	413,906
6.75%, 05/30/40		300	291,375
6.00%, 01/14/41		500	447,969
4.88%, 04/16/43		600	477,938
6.63%, 02/17/45		400	380,125
5.75%, 05/11/47		600	515,437

			6,604,125

Ukraine — 1.3%
Ukraine Government International Bond:
7.75%, 09/01/20		400	410,800
7.75%, 09/01/21		200	209,100
7.75%, 09/01/23		400	428,000
7.75%, 09/01/24		100	107,100
7.75%, 09/01/26		100	107,650

CONSOLIDATED SCHEDULE OF INVESTMENTS	9

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Total Emerging Markets Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Ukraine (continued)
7.75%, 09/01/27	USD	100	$107,650
7.38%, 09/25/32		600	627,375

			1,997,675

Uruguay — 0.2%
Uruguay Government International Bond:
7.88%, 01/15/33(f)		100	149,437
4.13%, 11/20/45		100	106,969

			256,406

Venezuela — 0.2%
Venezuela Government International Bond(d)(e):
7.75%, 10/13/19		377	35,777
12.75%, 08/23/22		732	69,540
7.65%, 04/21/25		290	27,550
11.75%, 10/21/26		766	72,770
9.25%, 05/07/28		700	66,500
9.38%, 01/13/34		275	26,125
7.00%, 03/31/38		8	712

			298,974

Total Foreign Agency Obligations — 48.6% (Cost — $75,092,053)			72,728,317

		Shares

Investment Companies — 4.2%		182,768	6,332,911

iShares MSCI India ETF(i) . . . . . . . . . . . . . . . .. . . . . . .

Total Investment Companies — 4.2% (Cost — $5,917,183)			6,332,911

Security	Shares	Value

Total Long-Term Investments — 56.6% (Cost — $86,485,895)		$84,744,728

Short-Term Securities — 39.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.70%(g)(h)(i)	59,039,225	59,039,225

Total Short-Term Securities — 39.4% (Cost — $59,039,225)		59,039,225

Total Investments — 96.0% (Cost — $145,525,120)		143,783,953

Other Assets Less Liabilities — 4.0%		6,062,785

Net Assets — 100.0%		$149,846,738

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)	Perpetual security with no stated maturity date.
(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)	Non-income producing security.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

(i)

During the year ended October 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 10/31/18	Shares Purchased	Shares Sold	Shares Held at 10/31/19	Value at 10/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	29,979,824	29,059,401	—	59,039,225	$59,039,225	$1,212,274	$—	$—
iShares MSCI India ETF	277,300	55,074	(149,606)	182,768	6,332,911	121,016	—	1,052,952

					$65,372,136	$1,333,290	$—	$1,052,952

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
MSCI Emerging Markets E-Mini Index	5	12/20/19	$260	$660

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	198,000	USD	136,157	Deutsche Bank AG	11/22/19	$403
AUD	88,000	USD	60,435	JPMorgan Chase Bank N.A.	11/22/19	258

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Total Emerging Markets Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	4,885,000	USD	3,322,796	JPMorgan Chase Bank N.A.	11/22/19	$46,370
BRL	1,064,000	USD	258,692	Morgan Stanley & Co. International PLC	11/22/19	6,315
CAD	572,000	USD	434,066	Deutsche Bank AG	11/22/19	240
CHF	270,000	EUR	245,013	Deutsche Bank AG	11/22/19	475
CHF	135,000	EUR	122,231	Goldman Sachs International	11/22/19	545
CHF	186,000	EUR	168,923	JPMorgan Chase Bank N.A.	11/22/19	175
COP	3,240,119,000	USD	932,819	JPMorgan Chase Bank N.A.	11/22/19	25,236
EUR	1,007,325	CHF	1,108,000	JPMorgan Chase Bank N.A.	11/22/19	135
EUR	135,851	NOK	1,393,000	Barclays Bank PLC	11/22/19	200
EUR	837,932	NOK	8,557,000	JPMorgan Chase Bank N.A.	11/22/19	5,044
EUR	5,743,668	USD	6,395,577	Citibank N.A.	11/22/19	17,787
EUR	366,000	USD	407,658	Deutsche Bank AG	11/22/19	1,017
EUR	71,000	USD	79,141	JPMorgan Chase Bank N.A.	11/22/19	138
EUR	204,000	USD	227,063	JPMorgan Chase Bank N.A.	11/22/19	723
GBP	920,000	USD	1,183,592	Deutsche Bank AG	11/22/19	8,797
GBP	844,661	USD	1,086,543	HSBC Bank USA N.A.	11/22/19	8,200
GBP	1,283,000	USD	1,656,291	HSBC Bank USA N.A.	11/22/19	6,573
GBP	2,343,000	USD	3,010,433	Morgan Stanley & Co. International PLC	11/22/19	26,270
HUF	405,534,000	EUR	1,216,735	Citibank N.A.	11/22/19	19,053
IDR	7,341,683,000	USD	517,129	JPMorgan Chase Bank N.A.	11/22/19	3,100
INR	10,516,000	USD	147,356	BNP Paribas S.A.	11/22/19	304
JPY	13,128,000	USD	120,721	Deutsche Bank AG	11/22/19	964
JPY	6,563,000	USD	60,377	JPMorgan Chase Bank N.A.	11/22/19	457
KRW	439,086,000	USD	374,455	BNP Paribas S.A.	11/22/19	851
KRW	816,141,000	USD	692,466	JPMorgan Chase Bank N.A.	11/22/19	5,126
NOK	416,000	EUR	40,487	JPMorgan Chase Bank N.A.	11/22/19	33
NZD	190,000	USD	121,046	Deutsche Bank AG	11/22/19	811
NZD	95,000	USD	60,405	JPMorgan Chase Bank N.A.	11/22/19	523
PLN	23,469,000	EUR	5,466,233	Deutsche Bank AG	11/22/19	39,672
RON	8,015,000	EUR	1,681,344	HSBC Bank USA N.A.	11/22/19	2,904
SGD	1,244,000	USD	913,376	Citibank N.A.	11/22/19	1,182
THB	6,349,000	USD	209,515	BNP Paribas S.A.	11/22/19	781
THB	13,920,000	USD	459,473	HSBC Bank USA N.A.	11/22/19	1,595
TRY	5,759,000	USD	989,620	HSBC Bank USA N.A.	11/22/19	12,108
TRY	4,370,000	USD	753,957	JPMorgan Chase Bank N.A.	11/22/19	6,167
TWD	72,691,000	USD	2,385,110	BNP Paribas S.A.	11/22/19	4,662
USD	645,953	CAD	849,000	Barclays Bank PLC	11/22/19	1,328
USD	1,893,571	CLP	1,351,006,000	Credit Suisse International	11/22/19	71,031
USD	621,005	EUR	556,000	Barclays Bank PLC	11/22/19	177
USD	1,007,724	EUR	902,000	JPMorgan Chase Bank N.A.	11/22/19	554
USD	1,660,228	GBP	1,278,000	JPMorgan Chase Bank N.A.	11/22/19	3,844
USD	499,138	IDR	7,021,691,000	BNP Paribas S.A.	11/22/19	1,584
USD	182,822	NZD	285,000	Barclays Bank PLC	11/22/19	37
USD	157,071	ZAR	2,315,000	JPMorgan Chase Bank N.A.	11/22/19	4,236
USD	3,092,004	CLP	2,208,000,000	Barclays Bank PLC	12/18/19	111,449
USD	2,164,798	ZAR	32,300,000	Barclays Bank PLC	12/18/19	39,764

						489,198

BRL	585,000	USD	145,911	Morgan Stanley & Co. International PLC	11/22/19	(207)
CAD	368,000	USD	280,975	Citibank N.A.	11/22/19	(1,562)
CAD	276,000	USD	211,044	JPMorgan Chase Bank N.A.	11/22/19	(1,484)
CHF	3,451,000	EUR	3,137,761	Citibank N.A.	11/22/19	(783)
CLP	436,594,000	USD	602,448	Credit Suisse International	11/22/19	(13,472)
EUR	380,663	CHF	419,000	Barclays Bank PLC	11/22/19	(246)
EUR	295,896	HUF	97,736,000	Citibank N.A.	11/22/19	(1,627)
EUR	274,529	PLN	1,178,000	Citibank N.A.	11/22/19	(1,816)
EUR	208,924	PLN	895,000	JPMorgan Chase Bank N.A.	11/22/19	(991)
EUR	269,437	SEK	2,904,000	Barclays Bank PLC	11/22/19	(192)
EUR	48,885	SEK	530,000	JPMorgan Chase Bank N.A.	11/22/19	(358)
INR	28,714,000	USD	403,666	JPMorgan Chase Bank N.A.	11/22/19	(479)
MXN	15,665,000	USD	812,064	Goldman Sachs International	11/22/19	(13)
NOK	5,694,000	EUR	558,208	BNP Paribas S.A.	11/22/19	(4,061)

CONSOLIDATED SCHEDULE OF INVESTMENTS	11

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Total Emerging Markets Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NOK	975,000	EUR	95,035	Deutsche Bank AG	11/22/19	$(83)
NOK	4,125,000	EUR	402,848	Deutsche Bank AG	11/22/19	(1,218)
NZD	588,000	USD	377,380	JPMorgan Chase Bank N.A.	11/22/19	(265)
RUB	50,266,000	USD	782,147	JPMorgan Chase Bank N.A.	11/22/19	(193)
USD	197,133	AUD	286,000	Barclays Bank PLC	11/22/19	(120)
USD	1,231,677	AUD	1,795,000	Goldman Sachs International	11/22/19	(6,328)
USD	310,004	AUD	453,000	JPMorgan Chase Bank N.A.	11/22/19	(2,429)
USD	1,646,230	BRL	6,847,000	Morgan Stanley & Co. International PLC	11/22/19	(59,131)
USD	179,033	CAD	236,000	JPMorgan Chase Bank N.A.	11/22/19	(156)
USD	168,978	COP	582,122,000	Morgan Stanley & Co. International PLC	11/22/19	(3,147)
USD	1,116	EUR	1,000	Deutsche Bank AG	11/22/19	(1)
USD	1,513,916	GBP	1,169,000	BNP Paribas S.A.	11/22/19	(1,195)
USD	1,341,231	GBP	1,045,000	Citibank N.A.	11/22/19	(13,167)
USD	713,377	GBP	553,000	Deutsche Bank AG	11/22/19	(3,352)
USD	3,615,174	GBP	2,791,000	HSBC Bank USA N.A.	11/22/19	(2,171)
USD	1,052,477	GBP	820,000	Morgan Stanley & Co. International PLC	11/22/19	(10,304)
USD	833,606	INR	59,587,000	JPMorgan Chase Bank N.A.	11/22/19	(3,083)
USD	182,301	JPY	19,689,000	Barclays Bank PLC	11/22/19	(199)
USD	2,398,159	JPY	260,545,000	Citibank N.A.	11/22/19	(16,869)
USD	522,936	JPY	56,691,000	JPMorgan Chase Bank N.A.	11/22/19	(2,541)
USD	750,471	JPY	81,323,000	JPMorgan Chase Bank N.A.	11/22/19	(3,323)
USD	2,596,299	KRW	3,061,426,000	Credit Suisse International	11/22/19	(20,439)
USD	2,930,451	NZD	4,636,000	JPMorgan Chase Bank N.A.	11/22/19	(42,856)
USD	367,997	PHP	18,918,000	JPMorgan Chase Bank N.A.	11/22/19	(4,310)
USD	639,151	SGD	872,000	HSBC Bank USA N.A.	11/22/19	(1,922)
USD	3,046,754	SGD	4,162,000	HSBC Bank USA N.A.	11/22/19	(13,045)
USD	993,426	THB	30,149,000	HSBC Bank USA N.A.	11/22/19	(5,190)
USD	961,613	TRY	5,739,000	HSBC Bank USA N.A.	11/22/19	(36,636)
USD	974,161	TRY	5,698,000	JPMorgan Chase Bank N.A.	11/22/19	(16,956)
ZAR	2,920,000	USD	195,934	Barclays Bank PLC	11/22/19	(3,157)
USD	1,588,089	IDR	22,632,808,000	BNP Paribas S.A.	12/18/19	(11,465)
USD	2,137,615	KRW	2,540,000,000	Barclays Bank PLC	12/18/19	(34,663)
USD	1,592,225	MXN	31,620,000	Bank of America N.A.	12/18/19	(40,524)

						(387,729)

	Net unrealized appreciation					$101,469

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date (a)	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month JIBAR, 6.79%	Quarterly	6.90%	Quarterly	03/18/20	03/18/25	ZAR	39,640	$(34,059)	$47	$(34,106)

(a)	Forward swap.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date (a)	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month KRW LIBOR, 1.44%	Quarterly	1.24%	Quarterly	Bank of America N.A.	09/16/19	03/18/25	KRW	2,619,530	$(10,562)	$—	$(10,562)
3-Month KLIBOR, 3.38%	Quarterly	3.20	Quarterly	Bank of America N.A.	09/13/19	03/18/25	MYR	17,500	(17,717)	—	(17,717)
6-Months CLP Interbank Rate, 0.00%	Semi-Annual	2.11	Semi-Annual	Goldman Sachs Bank USA	09/12/19	03/18/25	CLP	1,600,000	(23,099)	—	(23,099)
6-Month BIBOR, (0.24)%	Semi-Annual	1.35	Semi-Annual	Goldman Sachs Bank USA	09/13/19	03/18/25	THB	70,460	(3,426)	—	(3,426)
3-Month TWD Secondary Bank Rate, 0.67%	Quarterly	0.70	Quarterly	Citibank N.A.	09/16/19	03/18/25	TWD	63,280	(7,558)	—	(7,558)

									$(62,362)	$—	$(62,362)

(a)	Forward swap.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Total Emerging Markets Fund

OTC Total Return Swaps (a)

Reference Entity	Counterparty	Termination Date	Net Notional	Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long	Goldman Sachs & Co.	11/20/19 - 02/28/23	$37,818,899	$2,826,614	(b)	$40,337,978	25.2%
	UBS AG	01/21/21	38,350,371	1,537,850	(c)	39,820,865	25.6

			$76,169,270	$4,364,464		$80,158,843

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. In addition, the Fund pays a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 25-175 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

EUR — 1D Effective Overnight Index Average (EONIA)

USD — 1D Overnight Bank Funding Rate (OBFR01)

USD — 1D Overnight Fed Funds Effective Rate (FEDL01)

ZAR — 1D Rand Overnight Interest Rate Fixing (RAONON)

(b)	Amount includes $307,535 of net dividends and financing fees.
(c)	Amount includes $67,356 of net dividends and financing fees.

CONSOLIDATED SCHEDULE OF INVESTMENTS	13

Consolidated Schedule of Investments October 31, 2019	BlackRock Total Emerging Markets Fund

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Goldman Sachs & Co. as of October 31, 2019 expiration dates 11/20/19 — 02/28/23:

	Shares	Value	% of Basket Value

Reference Entity — Long

Brazil
Ambev SA	80,400	$348,423	0.9%
Banco Bradesco SA — ADR	11,508	100,810	0.2
Banco Bradesco SA, Preference Shares	63,600	557,739	1.4
Cia Siderurgica Nacional SA	11,750	34,572	0.1
CPFL Energia SA, ADR	2,028	33,381	0.1
Iochpe-Maxion SA	60,700	263,959	0.7

		1,338,884

China
Alibaba Group Holding Ltd. — ADR	21,040	3,717,137	9.3
Anhui Conch Cement Co. Ltd., Class H	12,000	71,721	0.2
China Mobile Ltd.	17,000	138,154	0.3
JD.com, Inc. — ADR	69,892	2,177,136	5.4
Kunlun Energy Co. Ltd.	788,000	733,420	1.8
Lenovo Group Ltd.	2,188,000	1,525,348	3.8
Li Ning Co. Ltd.	142,000	481,496	1.2
Luye Pharma Group Ltd.	566,500	418,728	1.0
PetroChina Co. Ltd., ADR	620	29,903	0.1
Silergy Corp.	7,000	197,303	0.5
Sinopec Shanghai Petrochemical Co. Ltd., Class H	104,000	28,724	0.1
Tencent Holdings Ltd.	22,500	912,665	2.3
Tingyi Cayman Islands Holding Corp.	494,000	657,166	1.6
Weichai Power Co. Ltd., Class H	311,000	489,520	1.2
Zijin Mining Group Co. Ltd., Class H	796,000	275,726	0.7

		11,854,147

Colombia
Bancolombia SA — ADR	11,826	613,533	1.5

Czech Republic
Komercni Banka AS	2,571	86,892	0.2

Malaysia
Petronas Dagangan Bhd	55,300	311,803	0.8

Mexico
America Movil SAB de CV, Series L	568,900	450,708	1.1
Coca-Cola Femsa SAB de CV	8,500	46,710	0.1
Gentera SAB de CV	222,100	220,062	0.5
Grupo Aeroportuario del Centro Norte SAB de CV	161,337	1,118,577	2.8
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	7,583	422,373	1.0

		2,258,430

Peru
Credicorp Ltd.	2,344	501,710	1.2

Philippines
Metropolitan Bank & Trust Co.	4	5	0.0

Poland
Bank Polska Kasa Opieki SA	19,979	564,221	1.4
Polski Koncern Naftowy ORLEN SA	33,953	928,380	2.3
Powszechna Kasa Oszczednosci Bank Polski SA	106,993	1,068,314	2.6

		2,560,915

Qatar
Masraf Al Rayan QSC	66,310	67,870	0.2
Qatar Islamic Bank SAQ	141,699	588,849	1.5

		656,719

	Shares	Value	% of Basket Value

Russia
Inter RAO UES PJSC	6,717,000	$452,722	1.1%
Lukoil PJSC — ADR	1,923	177,210	0.4
Magnit PJSC — GDR	2,665	30,338	0.1
Mobile TeleSystems PJSC — ADR	31,271	279,875	0.7
Novatek PJSC — GDR	76	16,305	0.0
Rostelecom PJSC	24,550	30,053	0.1
Sistema PJSC FC — GDR	41,079	185,713	0.5
Unipro PJSC	3,029,000	124,708	0.3
Yandex NV, Class A	54,599	1,823,061	4.5

		3,119,985

Saudi Arabia
Al Rajhi Bank	10	161	0.0

South Africa
Anglo American Platinum Ltd.	7,027	524,417	1.3
AngloGold Ashanti Ltd.	7,036	155,625	0.4

		680,042

South Korea
Green Cross Corp.	1,320	145,305	0.4
KT Corp. — ADR	123,817	1,390,465	3.4
LG Electronics, Inc.	10,566	605,529	1.5

		2,141,299

Taiwan
ASPEED Technology, Inc.	2,000	52,430	0.1
Chailease Holding Co. Ltd.	41,692	187,865	0.5
China Life Insurance Co. Ltd.	316,823	261,115	0.6
ChipMOS Technologies, Inc.	121,000	119,737	0.3
eMemory Technology, Inc.	23,000	253,830	0.6
Largan Precision Co. Ltd.	13,000	1,907,546	4.7
MediaTek, Inc.	166,000	2,216,905	5.5
OptoTech Corp.	762,000	645,084	1.6
Radiant Opto-Electronics Corp.	150,000	595,542	1.5
Realtek Semiconductor Corp.	253,000	1,876,742	4.7
Taiwan Cooperative Financial Holding Co. Ltd.	481,000	330,926	0.8
Taiwan Semiconductor Manufacturing Co. Ltd.	248,000	2,430,350	6.0
Uni-President Enterprises Corp.	816,000	2,015,831	5.0
Unimicron Technology Corp.	453,000	696,074	1.7

		13,589,977

Turkey
Turkiye Garanti Bankasi AS	246,583	396,349	1.0

United Kingdom
Quilter PLC	128,248	227,127	0.6

Total Reference Entity — Long		40,337,978

Net Value of Reference Entity — Goldman Sachs & Co.		$40,337,978

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Total Emerging Markets Fund

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with UBS AG as of October 31, 2019 expiration date 01/12/21:

	Shares	Value	% of Basket Value

Reference Entity — Long

Brazil
Banco Bradesco SA, Preference Shares	138,700	$1,216,327	3.1%
Cia Brasileira de Distribuicao, Preference Shares	2,700	55,871	0.1
Cia Siderurgica Nacional SA	2,850	8,386	0.0
Odontoprev SA	24,919	91,897	0.2
Totvs SA	98,984	1,537,146	3.9
Ultrapar Participacoes SA	16,000	75,282	0.2

		2,984,909

Chile
Cia Cervecerias Unidas SA	3,798	37,898	0.1

China
Anhui Conch Cement Co. Ltd., Class H	27,500	164,360	0.4
Anhui Expressway Co. Ltd., Class H	116,000	68,129	0.2
China Communications Services Corp. Ltd., Class H	1,040,000	642,229	1.6
China Life Insurance Co. Ltd., Class H	537,000	1,380,997	3.5
China Mobile Ltd.	84,500	686,706	1.7
China Unicom Hong Kong Ltd.	1,738,000	1,711,059	4.3
Kunlun Energy Co. Ltd.	1,106,000	1,029,394	2.6
Lenovo Group Ltd.	268,000	186,834	0.5
Li Ning Co. Ltd.	429,000	1,454,661	3.7
Lonking Holdings Ltd.	1,793,000	496,992	1.2
New China Life Insurance Co. Ltd., Class H	81,400	315,928	0.8
PetroChina Co. Ltd., Class H	386,000	188,237	0.5
Sinopec Shanghai Petrochemical Co. Ltd., Class H	1,484,000	409,865	1.0
Sinopharm Group Co. Ltd., Class H	64,400	230,632	0.6
Tencent Holdings Ltd.	26,600	1,078,973	2.7
Tianneng Power International Ltd.	62,000	40,500	0.1
Tingyi Cayman Islands Holding Corp.	260,000	345,877	0.9
Weichai Power Co. Ltd., Class H	799,000	1,257,641	3.2
Zijin Mining Group Co. Ltd., Class H	1,562,000	541,061	1.4

		12,230,075

Colombia
Almacenes Exito SA	763	4,041	0.0
Cementos Argos SA	1,951	4,404	0.0
Corp. Financiera Colombiana SA	212	1,825	0.0
Ecopetrol SA	26,107	23,481	0.1
Grupo Argos SA	1,923	10,411	0.0
Grupo de Inversiones Suramericana SA	1,587	16,058	0.0
Interconexion Electrica SA	4,360	25,154	0.1

		85,374

Czech Republic
CEZ AS	16,842	384,173	1.0
Komercni Banka AS	6,756	228,332	0.6

		612,505

Greece
Alpha Bank AE	24,775	52,865	0.1
Eurobank Ergasias SA	32,070	32,510	0.1
FF Group	1,346	15	0.0
Hellenic Telecommunications Organization SA	4,262	64,639	0.2
JUMBO SA	2,541	49,505	0.1
Motor Oil Hellas Corinth Refineries SA	875	21,641	0.1
National Bank of Greece SA	4,608	15,627	0.0
OPAP SA	6,058	65,883	0.2

		302,685

	Shares	Value	% of Basket Value

Hong Kong
Comba Telecom Systems Holdings Ltd.	124,000	$28,503	0.1%
Haier Electronics Group Co. Ltd.	136,000	388,292	1.0

		416,795

Malaysia
Alliance Bank Malaysia Bhd	104,000	71,573	0.2
CIMB Group Holdings Bhd	572,100	717,997	1.8
Genting Bhd	574,900	798,600	2.0
Westports Holdings Bhd	92,900	95,036	0.2

		1,683,206

Peru
Hochschild Mining PLC	315,221	819,578	2.1

Poland
Bank Millennium SA	158,982	255,928	0.6
Bank Polska Kasa Opieki SA	45,198	1,276,424	3.2
Polski Koncern Naftowy ORLEN SA	8,773	239,881	0.6
Powszechna Kasa Oszczednosci Bank Polski SA	77,359	772,421	1.9

		2,544,654

Russia
Detsky Mir PJSC	65,438	97,867	0.2
Inter RAO UES PJSC	13,236,801	892,152	2.2
LUKOIL PJSC	17,531	1,619,563	4.0
Lukoil PJSC — ADR	7,089	653,273	1.6
Magnit PJSC — GDR	3,409	38,808	0.1
Magnitogorsk Iron & Steel Works PJSC	814,216	464,144	1.2
Novatek PJSC	4,510	95,710	0.2
Novatek PJSC — GDR	1,616	346,687	0.9
Novolipetsk Steel PJSC	74,080	144,589	0.4
Rostelecom PJSC	101,780	124,595	0.3
Severstal PJSC	4,140	56,992	0.1
Sistema PJSC FC — GDR	9,602	43,409	0.1
Tatneft PJSC	19,790	231,304	0.6
Unipro PJSC	1,500,000	61,757	0.2

		4,870,850

South Africa
Anglo American Platinum Ltd.	17,675	1,319,066	3.3
Gold Fields Ltd.	14,112	87,641	0.2
Pick n Pay Stores Ltd.	42,783	187,151	0.5
Spar Group Ltd.	70,679	950,931	2.4

		2,544,789

South Korea
Green Cross Corp.	7,016	772,320	1.9
Hyundai Marine & Fire Insurance Co. Ltd.	27,764	602,944	1.5
LG Electronics, Inc.	18,899	1,083,087	2.7
LG Electronics, Inc., Preference Shares	5,730	133,863	0.3
Osstem Implant Co. Ltd.	2,369	81,549	0.2
POSCO	5,610	1,017,909	2.6
Posco ICT Co. Ltd.	1	4	0.0
Samsung Electronics Co. Ltd.	46,820	2,023,553	5.0
Seegene, Inc.	12,900	234,802	0.6

		5,950,031

Thailand
Home Product Center PCL	51,200	29,197	0.1

Turkey
Akbank TAS	624,866	754,941	1.9
Migros Ticaret AS	62,957	225,978	0.6
Tekfen Holding AS	72,987	216,097	0.5
Turkiye Garanti Bankasi AS	354,250	569,409	1.4
Turkiye Sinai Kalkinma Bankasi AS	784,931	123,493	0.3

		1,889,918

CONSOLIDATED SCHEDULE OF INVESTMENTS	15

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Total Emerging Markets Fund

	Shares	Value	% of Basket Value

United Kingdom
Mondi PLC	40,442	$836,317	2.1%
Quilter PLC	41,774	73,981	0.2

		910,298

United States
JBS SA	270,500	1,908,103	4.8

Total Reference Entity — Long		39,820,865

Net Value of Reference Entity — UBS AG		$39,820,865

Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$47	$—	$—	$(34,106)
OTC Swaps	—	—	4,364,464	(62,362)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$660	$—	$—	$—	$660
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	489,198	—	—	489,198
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	4,364,464	—	—	—	4,364,464

	$—	$—	$4,365,124	$489,198	$—	$—	$4,854,322

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$387,729	$—	$—	$387,729
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	34,106	—	34,106
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	—	—	62,362	—	62,362

	$—	$—	$—	$387,729	$96,468	$—	$484,197

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended October 31, 2019, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$49,769	$—	$—	$—	$49,769
Forward foreign currency exchange contracts	—	—	—	(702,057)	—	—	(702,057)
Swaps	—	—	(1,669,123)	—	922,427	—	(746,696)

	$—	$—	$(1,619,354)	$(702,057)	$922,427	$—	$(1,398,984)

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Total Emerging Markets Fund

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$2,206	$—	$—	$—	$2,206
Forward foreign currency exchange contracts	—	—	—	(38,672)	—	—	(38,672)
Swaps	—	—	11,806,065	—	891	—	11,806,956

	$—	$—	$11,808,271	$(38,672)	$891	$—	$11,770,490

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	65,088
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	78,354,890
Average amounts sold — in USD	63,440,499
Interest rate swaps:
Average notional value — receives fixed rate	15,505,023
Total return swaps:
Average notional value	91,004,341

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Futures contracts	$2,111	$—
Forward foreign currency exchange contracts	489,198	387,729
Swaps — Centrally cleared	—	28,191
Swaps — OTC(a)	4,364,464	62,362

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$4,855,773	$478,282
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,111)	(28,191)

Total derivative assets and liabilities subject to an MNA	$4,853,662	$450,091

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(d)
Barclays Bank PLC	$152,955	$(38,577)	$—	$—	$114,378
BNP Paribas S.A.	8,182	(8,182)	—	—	—
Citibank N.A.	38,022	(38,022)	—	—	—
Credit Suisse International	71,031	(33,911)	—	—	37,120
Deutsche Bank AG	52,379	(4,654)	—	—	47,725
Goldman Sachs & Co.	2,826,614	—	—	(2,826,614)	—
Goldman Sachs International	545	(545)	—	—	—
HSBC Bank USA N.A.	31,380	(31,380)	—	—	—
JPMorgan Chase Bank N.A.	102,119	(79,424)	—	—	22,695
Morgan Stanley & Co. International PLC	32,585	(32,585)	—	—	—
UBS AG	1,537,850	—	—	—	1,537,850

	$4,853,662	$(267,280)	$—	$(2,826,614)	$1,759,768

CONSOLIDATED SCHEDULE OF INVESTMENTS	17

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Total Emerging Markets Fund

Derivative Financial Instruments — Offsetting as of Period End (continued)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (d)(e)
Bank of America N.A.	$68,803	$—	$—	$—	$68,803
Barclays Bank PLC	38,577	(38,577)	—	—	—
BNP Paribas S.A.	16,721	(8,182)	—	—	8,539
Citibank N.A.	43,382	(38,022)	—	—	5,360
Credit Suisse International	33,911	(33,911)	—	—	—
Deutsche Bank AG	4,654	(4,654)	—	—	—
Goldman Sachs Bank USA	26,525	—	—	—	26,525
Goldman Sachs International	6,341	(545)	—	—	5,796
HSBC Bank USA N.A.	58,964	(31,380)	—	—	27,584
JPMorgan Chase Bank N.A.	79,424	(79,424)	—	—	—
Morgan Stanley & Co. International PLC	72,789	(32,585)	—	—	40,204

	$450,091	$(267,280)	$—	$—	$182,811

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks(a)	$—	$4,438,538	$—	$4,438,538
Corporate Bonds(a)	—	1,244,962	—	1,244,962
Foreign Agency Obligations(a)	—	72,728,317	—	72,728,317
Investment Companies	6,332,911	—		6,332,911
Short-Term Securities	59,039,225	—	—	59,039,225

	$65,372,136	$78,411,817	$—	$143,783,953

Derivative Financial Instruments(b)
Assets:
Equity contracts	$660	$4,364,464	$—	$4,365,124
Foreign currency exchange contracts	—	489,198	—	489,198
Liabilities:
Foreign currency exchange contracts	—	(387,729)	—	(387,729)
Interest rate contracts	—	(96,468)	—	(96,468)

Total	$660	$4,369,465	$—	$4,370,125

(a)	See above Consolidated Schedule of Investments for values in each state or political subdivision.
(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to consolidated financial statements.

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Assets and Liabilities

October 31, 2019

BlackRock Total Emerging Markets Fund

ASSETS
Investments at value — unaffiliated (cost — $80,568,712)	$78,411,817
Investments at value — affiliated (cost — $64,956,408)	65,372,136
Cash	411,476
Cash pledged:
Collateral — OTC derivatives	2,560,000
Centrally cleared swaps	100,597
Futures contracts	8,000
Foreign currency at value (cost — $1,145,479)	1,139,233
Receivables:
Investments sold	360,657
Capital shares sold	187,978
Dividends — affiliated	88,410
Interest — unaffiliated	853,204
Variation margin on futures contracts	2,111
Unrealized appreciation on:
Forward foreign currency exchange contracts	489,198
OTC swaps	4,364,464
Prepaid expenses	19,983

Total assets	154,369,264

LIABILITIES
Cash received as collateral for OTC derivatives	3,100,000
Payables:
Investments purchased	317,827
Administration fees	5,394
Capital shares redeemed	308,859
Investment advisory fees	92,680
Trustees’ and Officer’s fees	3,293
Other accrued expenses	209,681
Service and distribution fees	6,510
Variation margin on centrally cleared swaps	28,191
Unrealized depreciation on:
Forward foreign currency exchange contracts	387,729
OTC swaps	62,362

Total liabilities	4,522,526

NET ASSETS	$149,846,738

NET ASSETS CONSIST OF
Paid-in capital	$160,257,646
Accumulated loss	(10,410,908)

NET ASSETS	$149,846,738

NET ASSET VALUE
Institutional — Based on net assets of $131,679,986 and 13,784,955 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.55

Investor A — Based on net assets of $13,922,507 and 1,464,570 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.51

Investor C — Based on net assets of $4,244,245 and 451,353 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.40

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	19

Consolidated Statement of Operations

Year Ended October 31, 2019

BlackRock Total Emerging Markets Fund

INVESTMENT INCOME
Interest — unaffiliated	$4,342,011
Dividends — affiliated	1,333,290
Foreign taxes withheld	(16,862)

Total investment income	5,658,439

EXPENSES
Investment advisory	1,203,844
Transfer agent — class specific	194,033
Professional	146,926
Service and distribution — class specific	88,984
Administration	68,218
Registration	58,936
Accounting services	56,737
Custodian	51,043
Printing	45,347
Administration — class specific	32,102
Trustees and Officer	12,732
Board realignment and consolidation	7,824
Miscellaneous	31,084

Total expenses	1,997,810
Less:
Fees waived and/or reimbursed by the Manager	(313,768)
Fees waived and/or reimbursed by administrator — class specific	(32,102)
Transfer agent fees waived and/or reimbursed	(194,029)

Total expenses after fees waived and/or reimbursed	1,457,911

Net investment income	4,200,528

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(2,292,703)
Futures contracts	49,769
Forward foreign currency exchange contracts	(702,057)
Foreign currency transactions	245,674
Swaps	(746,696)

(3,446,013)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	9,331,601
Investments — affiliated	1,052,952
Futures contracts	2,206
Forward foreign currency exchange contracts	(38,672)
Foreign currency translations	5,436
Swaps	11,806,956

22,160,479

Net realized and unrealized gain	18,714,466

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,914,994

See notes to consolidated financial statements.

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Changes in Net Assets

	BlackRock Total Emerging Markets Fund
	Year Ended October 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,200,528	$6,943,014
Net realized loss	(3,446,013)	(2,177,672)
Net change in unrealized appreciation (depreciation)	22,160,479	(41,504,637)

Net increase (decrease) in net assets resulting from operations	22,914,994	(36,739,295)

DISTRIBUTIONS(a)
Institutional	(8,217,305)	(17,673,074)
Investor A	(872,268)	(2,094,142)
Investor C	(217,483)	(289,405)

Decrease in net assets resulting from distributions to shareholders	(9,307,056)	(20,056,621)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(51,159,483)	(194,769,178)

NET ASSETS
Total decrease in net assets	(37,551,545)	(251,565,094)
Beginning of year	187,398,283	438,963,377

End of year	$149,846,738	$187,398,283

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	21

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Total Emerging Markets Fund

	Institutional

	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$8.86	$10.87	$9.72	$8.70	$9.84

Net investment income(a)	0.25	0.22	0.22	0.17	0.11
Net realized and unrealized gain (loss)	0.97	(1.74)	1.14	0.95	(1.19)

Net increase (decrease) from investment operations	1.22	(1.52)	1.36	1.12	(1.08)

Distributions(b)
From net investment income	(0.52)	(0.16)	(0.10)	(0.10)	(0.06)
From net realized gain	(0.01)	(0.33)	(0.11)	—	—

Total distributions	(0.53)	(0.49)	(0.21)	(0.10)	(0.06)

Net asset value, end of year	$9.55	$8.86	$10.87	$9.72	$8.70

Total Return(c)
Based on net asset value	14.33%	(14.66)%	14.49%	13.16%	(10.97)%

Ratios to Average Net Assets(d)
Total expenses	1.18%	1.08%	1.03%	1.44%	1.74%

Total expenses after fees waived and/or reimbursed	0.85%	0.85%	0.85%	1.04%	1.40%

Net investment income	2.67%	2.12%	2.17%	1.88%	1.14%

Supplemental Data
Net assets, end of year (000)	$131,680	$165,034	$385,137	$205,782	$54,526

Portfolio turnover rate(e)	11%	61%	140%	22%	34%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended October 31,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.09%	0.06%	0.06%	0.08%	0.11%

(e)	Excludes investments underlying the total return swaps.

See notes to consolidated financial statements.

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Total Emerging Markets Fund (continued)

	Investor A

	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$8.79	$10.80	$9.67	$8.67	$9.81

Net investment income(a)	0.23	0.19	0.19	0.16	0.10
Net realized and unrealized gain (loss)	0.97	(1.73)	1.15	0.93	(1.19)

Net increase (decrease) from investment operations	1.20	(1.54)	1.34	1.09	(1.09)

Distributions(b)
From net investment income	(0.47)	(0.14)	(0.10)	(0.09)	(0.05)
From net realized gain	(0.01)	(0.33)	(0.11)	—	—

Total distributions	(0.48)	(0.47)	(0.21)	(0.09)	(0.05)

Net asset value, end of year	$9.51	$8.79	$10.80	$9.67	$8.67

Total Return(c)
Based on net asset value	14.20%	(14.94)%	14.25%	12.74%	(11.15)%

Ratios to Average Net Assets(d)
Total expenses	1.48%	1.40%	1.37%	1.56%	2.15%

Total expenses after fees waived and/or reimbursed	1.10%	1.10%	1.10%	1.17%	1.65%

Net investment income	2.43%	1.86%	1.91%	1.65%	1.02%

Supplemental Data
Net assets, end of year (000)	$13,923	$17,020	$46,427	$37,058	$1,628

Portfolio turnover rate(e)	11%	61%	140%	22%	34%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended October 31,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.09%	0.06%	0.06%	0.08%	0.11%

(e)	Excludes investments underlying the total return swaps.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	23

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Total Emerging Markets Fund (continued)

	Investor C

	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$8.69	$10.70	$9.61	$8.58	$9.73

Net investment income (loss)(a)	0.16	0.12	0.11	0.08	(0.01)
Net realized and unrealized gain (loss)	0.95	(1.72)	1.14	0.95	(1.14)

Net increase (decrease) from investment operations	1.11	(1.60)	1.25	1.03	(1.15)

Distributions(b)
From net investment income	(0.39)	(0.08)	(0.05)	—	—
From net realized gain	(0.01)	(0.33)	(0.11)	—	—

Total distributions	(0.40)	(0.41)	(0.16)	—	—

Net asset value, end of year	$9.40	$8.69	$10.70	$9.61	$8.58

Total Return(c)
Based on net asset value	13.22%	(15.59)%	13.39%	12.01%	(11.82)%

Ratios to Average Net Assets(d)
Total expenses	2.21%	2.16%	2.11%	2.61%	2.91%

Total expenses after fees waived and/or reimbursed	1.85%	1.85%	1.85%	2.10%	2.40%

Net investment income (loss)	1.71%	1.19%	1.18%	0.88%	(0.10)%

Supplemental Data
Net assets, end of year (000)	$4,244	$5,344	$7,399	$2,435	$898

Portfolio turnover rate(e)	11%	61%	140%	22%	34%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended October 31,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.09%	0.06%	0.06%	0.08%	0.11%

(e)	Excludes investments underlying the total return swaps.

See notes to consolidated financial statements.

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Total Emerging Markets Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a 1.00% CDSC if redeemed within one year of purchase. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	There is no CDSC on Investor C Shares after one year.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of BlackRock Cayman Emerging Market Allocation Fund, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $12,841, which is less than 0.1% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	25

Notes to Consolidated Financial Statements  (continued)

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance on the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	27

Notes to Consolidated Financial Statements  (continued)

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Consolidated Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Consolidated Statement of Assets and Liabilities.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Consolidated Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets.

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.75%
$1 Billion — $3 Billion	0.71
$3 Billion — $5 Billion	0.68
$5 Billion — $10 Billion	0.65
Greater than $10 Billon	0.64

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

The Manager entered into a sub-advisory agreement with BlackRock International Limited, BlackRock Asset Management North Asia Limited and BlackRock (Singapore) Limited (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays each Sub-Adviser for services it provides for that portion of the Fund for which it acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C
Service Fees	0.25%	0.25%
Distribution Fees	—	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	29

Notes to Consolidated Financial Statements  (continued)

For the year ended October 31, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Total
$39,246	$49,738	$88,984

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Consolidated Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billon	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Consolidated Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended October 31, 2019, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Total
$27,968	$3,139	$995	$32,102

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended October 31, 2019, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended October 31, 2019, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Investor C	Total
$428	$488	$152	$1,068

For the year ended October 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Total
$161,265	$25,541	$7,227	$194,033

Other Fees: For the year ended October 31, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $882.

For the year ended October 31, 2019, affiliates received CDSCs of $805 for Investor C Shares.

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended October 31, 2019, the amounts waived were $39,967.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through February 29, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended October 31, 2019, the Manager waived $52,712 in investment advisory fees pursuant to this arrangement.

The Fund has incurred expenses in connection with the realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended October 31, 2019, the amount reimbursed was $5,760.

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitation
Institutional	0.85%
Investor A	1.10
Investor C	1.85

The Manager has agreed not to reduce or discontinue these contractual expense limitations through February 29, 2020, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended October 31, 2019, the Manager waived $215,329, which is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations.

For the year ended October 31, 2019, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Investor C	Total
Administration Fees Waiver — Class Specific	$27,968	$3,139	$995	$32,102
Transfer Agent Fees Waiver and/or reimbursed — Class Specific	161,264	25,540	7,225	194,029

These amounts waived and/or reimbursed are included administration fees waived — class specific, transfer agent fees waived and/or reimbursed, respectively, in the Consolidated Statement of Operations.

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

On October 31, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring October 31,
	2020	2021
Fund Level	$221,629	$215,329
Institutional	338,970	189,232
Investor A	70,168	28,679
Investor C	13,574	8,220

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on October 31, 2019:

Expiring October 31, 2019
Fund Level	$208,066
Institutional	236,158
Investor A	63,183
Investor C	8,781

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	31

Notes to Consolidated Financial Statements  (continued)

During the year ended October 31, 2019, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Consolidated Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended October 31, 2019, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
Total Emerging Markets Fund	$—	$463,029	$(133,211)

7.	PURCHASES AND SALES

For the year ended October 31, 2019, purchases and sales of investments, excluding short-term securities, were $11,059,318 and $63,913,372, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended October 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

The tax character of distributions paid was as follows:

	10/31/19	10/31/18
Ordinary income	$9,307,056	$16,066,189
Long-term capital gains	—	3,990,432

	$9,307,056	$20,056,621

As of period end, the tax components of accumulated loss were as follows:

Undistributed ordinary income	$3,521,108
Non-expiring capital loss carryforwards(a)	(10,004,032)
Net unrealized gains (losses)(b)	(3,927,984)

$(10,410,908)

(a)	Amount available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized losses were attributable primarily to the tax deferral of losses on wash sales and straddles, the accrual of income on securities in default, the classification of investments, and the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts.

As of October 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$147,007,372

Gross unrealized appreciation	$9,352,595
Gross unrealized depreciation	(13,255,242)

Net unrealized depreciation	$(3,902,647)

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

administration, legal and arrangement fees, which are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended October 31, 2019, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; and (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	33

Notes to Consolidated Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 10/31/19		Year Ended 10/31/18
	Shares	Amount	Shares	Amount
Institutional
Shares sold	4,803,364	$44,144,137	12,220,151	$127,268,814
Shares issued in reinvestment of distributions	920,541	7,907,448	1,613,980	16,753,115
Shares redeemed	(10,574,982)	(97,307,169)	(30,619,463)	(315,161,612)

Net decrease	(4,851,077)	$(45,255,584)	(16,785,332)	$(171,139,683)

Investor A
Shares sold	448,526	$4,154,355	1,121,935	$11,750,290
Shares issued in reinvestment of distributions	100,652	862,585	201,533	2,081,841
Shares redeemed	(1,020,373)	(9,407,159)	(3,685,189)	(36,778,682)

Net decrease	(471,195)	$(4,390,219)	(2,361,721)	$(22,946,551)

Investor C
Shares sold	62,316	$555,924	149,144	$1,538,341
Shares issued in reinvestment of distributions	25,449	217,077	28,106	288,942
Shares redeemed	(251,466)	(2,286,681)	(253,900)	(2,510,227)

Net decrease	(163,701)	$(1,513,680)	(76,650)	$(682,944)

Total Net Decrease	(5,485,973)	$(51,159,483)	(19,223,703)	$(194,769,178)

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

On November 13, 2019, the Board approved a change in the fiscal year-end of BlackRock Total Emerging Markets Fund, effective as of April 30, 2020, from October 31, 2019 to April 30, 2020.

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Total Emerging Markets Fund and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of BlackRock Total Emerging Markets Fund of BlackRock FundsSM (the “Fund”), including the consolidated schedule of investments, as of October 31, 2019, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

December 20, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (unaudited)

During the fiscal year ended October 31, 2019, the following information is provided with respect to the ordinary income distributions paid by the Fund:

100% of the short-term capital gains paid by the Fund is eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM / IMPORTANT TAX INFORMATION	35

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on April 17, 2019 (the “April Meeting”) and May 14-15, 2019 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Total Emerging Markets Fund (the “Fund”), a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreement between the Manager and BlackRock Asset Management North Asia Limited (“BAMNA”) with respect to the Fund (the “BAMNA Sub-Advisory Agreement”), the sub-advisory agreement between the Manager and BlackRock International Limited (“BIL”) with respect to the Fund (the “BIL Sub-Advisory Agreement”) and the sub-advisory agreement between the Manager and BlackRock (Singapore) Limited (“BRS,” and together with BAMNA and BIL, the “Sub-Advisors”) with respect to the Fund (the “BRS Sub-Advisory Agreement,” and together with the BAMNA Sub-Advisory Agreement and the BIL Sub-Advisory Agreement, the “Sub-Advisory Agreements”). The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or under-performance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock and the Trust’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance as of December 31, 2018. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and certain performance metrics. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three-, and five-year periods reported, the Fund ranked in the second, third, and second quartiles, respectively, against its Performance Peers.

In light of the Fund’s outcome oriented objective, BlackRock believes that certain other performance metrics may be more appropriate than the Performance Peers, and the Board was provided with a comparison of Fund performance relative to these metrics. Under these metrics, for the one-, three-, and five-year periods the Fund underperformed its benchmark total return. For the one-year period the Fund outperformed its competitor median total return, but for the three- and five-year periods, the Fund underperformed its competitor median total return. The overall risk of the Fund, as measured by the standard deviation of returns, was above its upper threshold for the one-, three- and five-year periods. The Fund’s Sharpe Ratio was below its benchmark’s Sharpe Ratio for the one-, three-, and five-year periods. The Fund’s Sharpe Ratio was above the competitor median Sharpe Ratio for the one-year period, but it was below the competitor median Sharpe Ratio for the three- and five-year periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	37

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of (i) the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, (ii) the BAMNA Sub-Advisory Agreement between the Manager and BAMNA with respect to the Fund, (iii) the BIL Sub-Advisory Agreement between the Manager and BIL with respect to the Fund and (iv) the BRS Sub-Advisory Agreement between the Manager and BRS with respect to the Fund, each for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	37 RICs consisting of 181 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	37 RICs consisting of 181 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017.	37 RICs consisting of 181 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	37 RICs consisting of 181 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	37 RICs consisting of 181 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	37 RICs consisting of 181 Portfolios	None
Robert M. Hernandez 1944	Trustee (Since 2019)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	37 RICs consisting of 181 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company

TRUSTEE AND OFFICER INFORMATION	39

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	37 RICs consisting of 181 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	37 RICs consisting of 181 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	37 RICs consisting of 181 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	37 RICs consisting of 181 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	37 RICs consisting of 181 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	37 RICs consisting of 181 Portfolios	None

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 291 Portfolios	None
John M. Perlowski (e) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 292 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc.,55 East 52nd Street, New York, New York 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

TRUSTEE AND OFFICER INFORMATION	41

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 19, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Trust.

Effective September 19, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Trust.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Sub-Advisers

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock Asset Management North Asia Limited

Hong Kong, China

BlackRock (Singapore) Limited

079912 Singapore

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Fund’s Form N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at blackrock.com.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	43

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

BHD	Bahraini Dinar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

COP	Colombian Peso

EUR	Euro

GBP	British Pound

HUF	Hungarian Forint

IDR	Indonesian Rupiah

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

NZD	New Zealand Dollar

PHP	Philippine Peso

PLN	Polish Zloty

RON	Romanian New Leu

RUB	Russian Ruble

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thai Baht

TRY	Turkish Lira

TWD	Taiwan Dollar

USD	U.S. Dollar

ZAR	South African Rand

Portfolio Abbreviations

ADR	American Depositary Receipts

GDR	Global Depositary Receipt

JSC	Joint Stock Company

OTC	Over-the-Counter

PCL	Public Company Limited

GLOSSARY OF TERMS USED IN THIS REPORT	45

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EMAP-10/19-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty Robert M. Hernandez Henry R. Keizer Kenneth L. Urish Claire A. Walton

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Total Emerging Markets Fund	$76,092	$76,092	$0	$0	$21,200	$21,800	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock’) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Total Emerging Markets Fund	$21,200	$21,800

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,500	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: January 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: January 3, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: January 3, 2020